EXHBIT 99.5

Goldman Sachs                           GSAA_05_02
================================================================================


---------------------------------------------
Stats
Count: 2093
Schedule Balance: $499,985,960.06
AverageSched Bal: $238,884.84
GrossWAC: 6.621
NetWAC: 6.116
OTERM: 357
RTERM: 354
ATERM: 0
AGE: 3
First CAP: 1.57
Periodic CAP: 1.57
MAXRATE: 13.62
MINRATE: 6.61
MTR: 20.94
MARGIN: 5.32
OLTV: 80.75
COLTV: 91.05
FICO: 668.168
---------------------------------------------


---------------------------------------------
Current Rate                          Percent
---------------------------------------------
4.001 - 4.500                            0.57
4.501 - 5.000                            2.71
5.001 - 5.500                            4.29
5.501 - 6.000                           15.62
6.001 - 6.500                           22.69
6.501 - 7.000                           28.11
7.001 - 7.500                           13.40
7.501 - 8.000                            8.58
8.001 - 8.500                            2.45
8.501 - 9.000                            1.23
9.001 - 9.500                            0.30
9.501 - 10.000                           0.05
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Scheduled Balance                     Percent
---------------------------------------------
50,000.01 - 100,000.00                   1.97
100,000.01 - 150,000.00                 10.95
150,000.01 - 200,000.00                 14.36
200,000.01 - 250,000.00                 13.81
250,000.01 - 275,000.00                  7.45
275,000.01 - 350,000.00                 21.93
350,000.01 - 400,000.00                 12.82
400,000.01 - 450,000.00                  6.66
450,000.01 - 500,000.00                  4.43
500,000.01 - 550,000.00                  2.12
550,000.01 - 600,000.00                  1.62
600,000.01 - 750,000.00                  1.69
850,000.01 - 950,000.00                  0.18
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Original Term                         Percent
---------------------------------------------
300                                      4.99
360                                     95.01
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
RemTerm                               Percent
---------------------------------------------
295.000                                  0.87
296.000                                  2.03
297.000                                  0.66
298.000                                  0.43
299.000                                  1.00
352.000                                  0.08
353.000                                  0.25
354.000                                  0.64
355.000                                  5.64
356.000                                 19.86
357.000                                 23.97
358.000                                 20.14
359.000                                 24.43
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Am WAM                                Percent
---------------------------------------------
0 - 59                                 100.00
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Age                                   Percent
---------------------------------------------
1                                       25.43
2                                       20.57
3                                       24.64
4                                       21.89
5                                        6.50
6                                        0.64
7                                        0.25
8                                        0.08
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
States                                Percent
---------------------------------------------
CA                                      59.69
WA                                       4.45
FL                                       3.96
NV                                       4.76
AZ                                       3.21
CO                                       2.69
MA                                       2.62
OR                                       1.22
GA                                       1.17
MN                                       1.50
Other                                   14.71
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Original LTV                          Percent
---------------------------------------------
0.001 - 50.000                           1.35
50.001 - 60.000                          2.22
60.001 - 70.000                          4.84
70.001 - 75.000                          4.38
75.001 - 80.000                         57.36
80.001 - 85.000                          9.21
85.001 - 90.000                         14.20
90.001 - 95.000                          6.44
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Combined LTV                          Percent
---------------------------------------------
0.001 - 50.000                           1.35
50.001 - 60.000                          2.14
60.001 - 70.000                          4.59
70.001 - 75.000                          4.32
75.001 - 80.000                          7.72
80.001 - 85.000                          7.02
85.001 - 90.000                         14.40
90.001 - 95.000                          7.63
95.001 - 100.000                        50.67
100.001 >=                               0.15
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
FICO                                  Percent
---------------------------------------------
560.000 - 579.999                        0.21
580.000 - 599.999                        4.34
600.000 - 619.999                       11.30
620.000 - 639.999                       14.80
640.000 - 659.999                       16.34
660.000 - 679.999                       16.11
680.000 - 699.999                       11.01
700.000 - 719.999                        9.12
720.000 - 739.999                        7.83
740.000 - 759.999                        5.10
760.000 - 779.999                        2.91
780.000 - 799.999                        0.82
800.000 - 819.999                        0.10
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
PMI                                   Percent
---------------------------------------------
OLTV <= 80 - NO MI                      70.16
OLTV > 80 - NO MI                       29.84
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Occupancy Code                        Percent
---------------------------------------------
NON OWNER                                0.07
OWNER OCCUPIED                          98.83
SECOND HOME                              1.10
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Property Type                         Percent
---------------------------------------------
2-4 FAMILY                               6.10
CONDO                                   10.35
PUD ATTACHED                             2.68
PUD DETACHED                            10.71
SINGLE FAMILY                           70.15
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Purpose                               Percent
---------------------------------------------
CASHOUT REFI                            37.51
PURCHASE                                58.71
RATE/TERM REFI                           3.79
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Documentation Type                    Percent
---------------------------------------------
FULL DOC                                39.24
LIMITED                                  4.45
STATED INCOME                           56.31
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Interest Only                         Percent
---------------------------------------------
Y                                      100.00
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Interest Only Term                    Percent
---------------------------------------------
24.000                                  90.34
36.000                                   4.66
120.000                                  4.99
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Silent                                Percent
---------------------------------------------
N                                       47.07
Y                                       52.93
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Prepay Flag                           Percent
---------------------------------------------
N                                       16.40
Y                                       83.60
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Prepay Term                           Percent
---------------------------------------------
0.000                                   16.40
12.000                                   2.58
24.000                                  77.58
36.000                                   3.44
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
DTI                                   Percent
---------------------------------------------
0.001 - 10.000                           0.10
10.001 - 20.000                          1.01
20.001 - 30.000                          7.69
30.001 - 40.000                         29.25
40.001 - 50.000                         61.39
50.001 - 60.000                          0.56
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Conforming                            Percent
---------------------------------------------
CONFORMING                              74.08
NON CONFORMING                          25.92
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Arm Index                             Percent
---------------------------------------------
1 MONTH LIBOR                            4.99
6 MONTH LIBOR                           95.01
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Margins                               Percent
---------------------------------------------
<= 1.000                                 0.14
1.501 - 2.000                            0.08
2.501 - 3.000                            1.12
3.001 - 3.500                            3.46
3.501 - 4.000                            0.92
4.001 - 4.500                            0.30
4.501 - 5.000                            0.41
5.001 - 5.500                           48.15
5.501 - 6.000                           45.16
6.001 - 6.500                            0.14
6.501 - 7.000                            0.09
7.001 >=                                 0.03
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
First Adjustment Cap                  Percent
---------------------------------------------
1.500                                   95.01
3.000                                    4.99
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Periodic Cap                          Percent
---------------------------------------------
1.500                                   95.01
3.000                                    4.99
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Max Rate                              Percent
---------------------------------------------
11.501 - 12.000                          5.77
12.001 - 12.500                          2.14
12.501 - 13.000                         15.28
13.001 - 13.500                         22.69
13.501 - 14.000                         28.11
14.001 - 14.500                         13.40
14.501 - 15.000                          8.58
15.001 >=                                4.02
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Floor Rate                            Percent
---------------------------------------------
4.001 - 4.500                            1.25
4.501 - 5.000                            2.46
5.001 - 5.500                            3.57
5.501 - 6.000                           15.91
6.001 - 6.500                           22.69
6.501 - 7.000                           28.11
7.001 >=                                26.01
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Number of Units                       Percent
---------------------------------------------
1                                       93.90
2                                        4.89
3                                        1.02
4                                        0.18
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Product Type                          Percent
---------------------------------------------
2 YEAR ARM                              90.34
3 YEAR ARM                               4.66
5 YEAR ARM                               4.99
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Employment Flag                       Percent
---------------------------------------------
N                                       77.91
Y                                       22.09
---------------------------------------------
Total:                                 100.00
---------------------------------------------


---------------------------------------------
Originator                            Percent
---------------------------------------------
NEWCENTURY                             100.00
---------------------------------------------
Total:                                 100.00
---------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                                Jan 11, 2005 11:07                   Page 1 of 1